UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2018

BEIGENE, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03              Material Modification to Rights of Security Holders.

See the discussion set forth in Item 5.03 of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Adoption of the Second Amended and Restated 2016 Share Option and Incentive Plan

On December 7, 2018, at the 2018 Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”) of BeiGene, Ltd. (the “Company”), the Company’s shareholders approved the Company’s Second Amended and Restated 2016 Share Option and Incentive Plan (the “Second A&R 2016 Plan”). The Second A&R 2016 Plan includes the following key changes:

•
The Second A&R 2016 Plan increases the aggregate number of shares authorized for issuance under the First Amended and Restated 2016 Plan by 38,553,159 ordinary shares, or 5% of the Company’s outstanding shares as of September 30, 2018, from 121,270,613 ordinary shares (of which 19,646,274 shares were reserved and remained available for issuance as of September 30, 2018) to 159,823,772 ordinary shares. The ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without any issuance of ordinary shares, or are otherwise terminated (other than by exercise) under the Second A&R 2016 Plan or the Company’s 2011 Option Plan (the "2011 Plan"), shall be added back to the ordinary shares available for issuance under the Second A&R 2016 Plan; provided that (i) the shares reserved and remaining available for issuance under all of the Company's option schemes shall not exceed 10% of the issued share capital of the Company as of the effective date of the Second A&R 2016 Plan, (ii) where the Company cancels an option and issues a new option to the same grantee, the issue of such new option shall be made only to the extent that there are shares reserved and available for issuance excluding the cancelled option and (iii) notwithstanding the foregoing, no shares underlying any options granted under the Second A&R 2016 Plan or the 2011 Plan (including any grants made prior to the effective date of the Second A&R 2016 Plan) shall be added back to the shares available for issuance under the Second A&R 2016 Plan unless such options have lapsed or otherwise been terminated in accordance with the terms of the Second A&R 2016 Plan.

•
Under the Second A&R 2016 Plan, the maximum value of all awards awarded under the Second A&R 2016 Plan and all other cash compensation paid by the Company to any independent, non-employee director in any calendar year shall not exceed US$1 million, provided that such limit shall not apply to the initial awards awarded under the Second A&R 2016 Plan and all other cash compensation paid by the Company to any new independent, non-employee director in the first calendar year of such director joining the Company’s Board of Directors. Although the Company made these changes to the Second A&R 2016 Plan to permit flexibility in the future, the Company is making no changes to its current director compensation arrangements and has no current plans to make any changes in the amount of compensation awarded to directors. Under the Company’s existing Independent Director Compensation Policy, as previously disclosed in the Company’s Current Report on Form 8-K filed on June 8, 2018, with the Securities and Exchange Commission (“SEC”), independent directors are paid an annual cash retainer of US$50,000 and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, ranging from US$5,000 to US$22,500 per year, as specified in the policy. Additionally, independent directors are granted equity awards valued at US$300,000 in connection with their initial election or appointment to the Board of Directors, pro-rated in the first year of service, and annual equity awards valued at US$300,000 on the date of each annual meeting of shareholders, in each case vesting on the earlier of the first anniversary of date of grant or the date of the next annual meeting of shareholders, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company.

•
The Second A&R 2016 Plan provides that dividends or dividend equivalents payable in connection with performance-based awards are subject to the same restrictions and risk of forfeiture as the underlying award (noting that the Company does not pay dividends and does not anticipate doing so in the foreseeable future).

Adoption of the Second Amended and Restated 2018 Employee Share Purchase Plan

On December 7, 2018, at the Extraordinary Meeting, the shareholders of the Company also approved the Company’s Second Amended and Restated 2018 Employee Share Purchase Plan (the “Second A&R 2018 ESPP”). The Second A&R 2018 ESPP increases the maximum number of ordinary shares that will be made available for sale thereunder by 3,855,315 shares, or 0.5% of the Company’s outstanding shares as of September 30, 2018, from 3,500,000 to 7,355,315 ordinary shares.

Additional information about the Second A&R 2016 Plan and Second A&R 2018 ESPP is included in the Company’s definitive proxy statement for the Extraordinary Meeting filed with the SEC on November 8, 2018 (the “Proxy Statement”). In addition, the foregoing description of the key changes to the Second A&R 2016 Plan and Second A&R 2018 ESPP is qualified by reference to the Second A&R 2016 Plan and Second A&R 2018 ESPP, copies of which are filed hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2018, at the Extraordinary Meeting, the shareholders of the Company approved the Fifth Amended and Restated Memorandum and Articles of Association (the “Fifth Restated Articles”) and the adoption of an official Chinese company name “百济神州有限公司” for the Company. The Fifth Restated Articles include the following key changes:

•
Shareholder Meeting Requisition. To comply with the Rules (the ‘‘HK Listing Rules’’) Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, in the Fifth Restated Articles, the Company amended its Fourth Amended and Restated Memorandum and Articles of Association (the “Fourth Restated Articles”) so that holders of one-tenth of the voting rights of the Company’s issued share capital may requisition a general meeting of shareholders, compared to a simple majority requirement set out in the Fourth Restated Articles.

•
Director Appointment and Removal. To comply with the HK Listing Rules, in the Fifth Restated Articles, the Company amended the Fourth Restated Articles so that (1) shareholders requisitioning a general meeting of shareholders may put forward resolutions to appoint or remove directors, and (2) at such a meeting so convened, the affirmative vote of a simple majority of the issued shares as of the applicable record date shall be sufficient to approve the appointment or removal of directors.

•
Director Compensation for Loss of Office or Retirement. To comply with the HK Listing Rules, in the Fifth Restated Articles, the Company amended its Fourth Restated Articles so that any compensation for loss of office or as consideration in connection with a director’s retirement (not being a payment to which he/she is contractually entitled) is subject to the approval of the shareholders at a general meeting.

•
Meeting Notice Requirement. To comply with the HK Listing Rules, in the Fifth Restated Articles, the Company amended its Fourth Restated Articles so that the notice period for any annual general meeting shall be at least 21 calendar days’ advance notice and the notice period for any other general meeting shall be at least 14 calendar days’ advance notice.

The Fifth Restated Articles also contain consequential changes to the amendments described above, including but not limited to in relation to the numbering of the provisions of the Fourth Restated Articles.

Additional information about the Fifth Restated Articles is included in the Proxy Statement. In addition, the foregoing description of the key changes to the Fifth Restated Articles is qualified by reference to the Fifth Restated Articles, a copy of which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

On December 7, 2018, the Company held the Extraordinary Meeting, which was a special meeting of shareholders. As disclosed in the Proxy Statement, there were 771,063,184 ordinary shares entitled to vote at the Extraordinary Meeting as of the record date on October 25, 2018 (the “Record Date”), of which approximately 586,752,777 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares (“ADSs”), which, in turn, each represent 13 ordinary shares. At the Extraordinary Meeting, of the ordinary shares entitled to vote, 688,970,773 ordinary shares, including ordinary shares represented by ADSs, or approximately 89.4% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy for Resolutions 1, 2, 3, 5 and 6 (including abstentions); and 683,546,773 ordinary shares, including ordinary shares represented by ADSs, or approximately 88.6% of the outstanding ordinary shares on the record date, were present and voted in person or by proxy for Resolution 4 (including abstentions). In accordance with the Company’s Fourth Restated Articles, the quorum required for a general meeting of shareholders at which a special resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least two-thirds of all votes capable of being exercised on a poll. The quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll.

The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Extraordinary Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Extraordinary Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1)       Special resolution: to approve and adopt the official Chinese company name "百济神州有限公司" for the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
688,831,218	2,509	137,046	—

Accordingly, the official Chinese company name "百济神州有限公司" was approved and adopted.

(2)       Special resolution: to approve and adopt the Fifth Restated Articles of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
683,786,028	11,982	5,172,763	—

Accordingly, the Fifth Restated Articles of the Company were approved and adopted.

(3)       Ordinary resolution: to grant a share issue mandate to the Board of Directors of the Company to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of this ordinary resolution up to the next annual general meeting of the Company (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
651,537,035	37,414,602	19,136	—

Accordingly, the General Mandate to Issue Shares was approved.

(4)         Ordinary resolution: to authorize the Company and its underwriters, at their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the "Existing Shareholders"), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 3 for a period of five years, which period will be subject to an extension on a rolling basis each year (the “Connected Person Placing Authorization”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
419,320,112	35,889,013	228,337,648	—

Accordingly, the Connected Person Placing Authorization was approved.

(5)       Ordinary resolution: to approve and adopt the Second A&R 2016 Plan of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
525,700,743	142,099,804	21,170,226	—

Accordingly, the Second A&R 2016 Plan of the Company was approved and adopted.

(6)     Ordinary resolution: to approve and adopt the Second A&R 2018 ESPP of the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
688,334,709	622,479	13,585	—

Accordingly, the Second A&R 2018 ESPP of the Company was approved and adopted.

Item 9.01              Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated Memorandum and Articles of Association of the Company
10.1 †	Second Amended and Restated 2016 Share Option and Incentive Plan
10.2 †	Second Amended and Restated 2018 Employee Share Purchase Plan

† Indicates a management contract or any compensatory plan, contract or arrangement.

*    *    *

Exhibit Index

Exhibit No.	Description
3.1	Fifth Amended and Restated Memorandum and Articles of Association of the Company
10.1 †	Second Amended and Restated 2016 Share Option and Incentive Plan
10.2 †	Second Amended and Restated 2018 Employee Share Purchase Plan

† Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2018	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel & Secretary